SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) December 16,
1996




                SOUTHERN CALIFORNIA WATER COMPANY
________________________________________________________________________
       (Exact name of registrant as specified in charter)




     California                  1-12008                  95-1243678
________________________________________________________________________
  (State or Other            (Commission File           (IRS Employer
  Jurisdiction of                Number)              Identification No.)
  Incorporation)



         630 East Foothill Boulevard, San Dimas, CA   91773
________________________________________________________________________
     (Address of principal executive of offices)     (Zip code)



Registrant's telephone number including area code: (909) 394-3600

                              Not applicable.
_______________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events

     The Registrant has executed an Underwriting Agreement attached hereto in the form of Exhibit 5.1.

Item 7.  Exhibits

Item            Description
----            -----------

5.1             Form of Underwriting Agreement

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SOUTHERN CALIFORNIA WATER COMPANY



                              By:  ____________________________
                                   McClellan Harris III
                                   Vice President and Treasurer

DATED:    December 16, 1996